UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 4, 2005

                                 CIT GROUP INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

    Delaware                       001-31369                      65-1051192
----------------                ---------------              -------------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
                          ----------------------------
              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (973) 740-5000

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 8.01 Other Events

      In connection with the execution of the merger agreement dated as of January 4, 2005 among CIT Group Inc., CIT ELG Corporation, a wholly owned subsidiary of CIT Group and Education Lending Group, Inc., CIT Group entered into agreements with all of the directors and certain officers and other stockholders of Education Lending Group providing for such stockholders to support the transactions contemplated by the merger agreement. Under the stockholder agreements, each stockholder agreed, among other things, to tender all of his or its shares of Common Stock, par value $0.001 per share, of Education Lending Group in the offer to be commenced under the merger agreement and to grant a proxy to CIT Group to vote his or its shares in support of the transactions contemplated by the merger agreement. In addition, each stockholder agreed not to transfer his or its shares except as contemplated by the stockholder agreement, solicit or facilitate any competing proposal or discuss or negotiate with, or provide access to nonpublic information to, any person regarding a competing proposal. Based upon the stockholder agreements and Education Lending Group's filings with the SEC, we believe that the shares of Education Lending Group common stock held by the stockholders and subject to the terms of the stockholder agreements represent approximately 20% of the outstanding shares of such stock.

      Copies of the stockholder agreements are included herein as Exhibits 99.1 through 99.8 and are incorporated herein by reference. The foregoing description of the stockholder agreements is qualified in its entirety by reference to the full text of the stockholder agreements.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.                            Description
-----------                            -----------

99.1 Stockholder Support Agreement dated as of January 4, 2005 between CIT Group Inc. and Robert deRose.

99.2 Stockholder Support Agreement dated as of January 4, 2005 between CIT Group Inc. and Michael H. Shaut.

99.3 Stockholder Support Agreement dated as of January 4, 2005 between CIT Group Inc. and Douglas L. Feist.

99.4 Stockholder Support Agreement dated as of January 4, 2005 between CIT Group Inc. and James G. Clark.

99.5 Stockholder Support Agreement dated as of January 4, 2005 between CIT Group Inc. and Fabrizio Balestri.

99.6 Stockholders Agreement dated as of January 4, 2005 among CIT Group Inc., Samuel Belzberg, C. David Bushley, Richard J. Hughes, Leo Kornfeld, Jeffrey E. Stiefler and Richard V. Antonucci.

99.7 Stockholders Support Agreement dated as of January 4, 2005 among CIT Group Inc., The deRose Foundation, 5/29/1991 AMD Trust and The deRose Family Trust dated November 16, 1986.

99.8 Stockholder Support Agreement dated as of January 4, 2005 between CIT Group Inc. and Winton Capital Holding LTD.

            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIT GROUP INC.

                                       (Registrant)

                                       By: /s/ William J. Taylor
                                           -------------------------------------
                                           William J. Taylor
                                           Executive Vice President & Controller
                                           (Chief Accounting Officer)

Dated: January 7, 2005